U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

Mod Hospitality, Inc.

(Name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-24723	88-0393257
(Commission File Number)	(I.R.S. Employer
Identification No.)

18565 Soledad Canyon Road #153

Canyon Country, Ca. 91351

(310) 309-9080

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Mod Hospitality, Inc., a Nevada corporation.

CHANGES IN REGISTRANT’S BOARD OF DIRECTORS AND MATERIAL EVENTS

The Board has received the resignations of Frederick Richardson. The Company has accepted the appointment of Kyle Gotshalk as the President and sole Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2009	By: /s/ Kyle Gotshalk
Kyle Gotshalk Chairman, Chief Executive Officer (Principle Executive Officer), Acting Chief Financial officer (Principal Accounting Officer)

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